SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K/A-1

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): February 14, 2007


                                CANEUM, INC.
              (Exact Name of Registrant as Specified in Charter)


           NEVADA                     000-30874               33-0916900
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA               92660
       (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

     Appointment of Vice-President of Finance and Accounting

     The original Current Report on Form 8-K incorrectly designated Heather Jeanblanc as a Certified Public Accountant. While Ms. Jeanblanc has passed the financial and law sections of the CPA examination, she has not yet passed the remaining portions of the examination.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Caneum, Inc.

Date:  February 21, 2007                By /s/ Suki Mudan
                                           Suki Mudan, President



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